Exhibit 99.1 1

Forward-Looking Statements This presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's safe harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements, express or implied, related to Cytokinetics’ research and development activities; clinical trial initiation, design, enrollment, conduct, progress, continuation, completion, timing and results; regulatory submissions, review processes, approval timing and outcomes, including with respect to supplemental applications and approvals in jurisdictions outside the United States; the scope, expansion, modification, durability or continuation of labeling and promotional claims; commercial readiness, launch timing, market access and reimbursement; anticipated patient, prescriber and payer adoption; expectations regarding market opportunity, growth and market share; pipeline development and expansion into additional indications or geographies; access to and use of capital; expected future product launch dates for drug candidates, including the probability of clinical success, receipt of regulatory approval and the timing thereof; and Cytokinetics’ business strategy, objectives and future plans. Such statements are based on management's current expectations and assumptions; however, actual results may differ materially due to various risks and uncertainties, including, but not limited to, uncertainties inherent in drug development and commercialization; the timing, conduct and outcomes of clinical trials; regulatory review and approval processes in the United States and other jurisdictions; differences in regulatory requirements, labeling, market access or promotional restrictions across jurisdictions; the ability to obtain, expand, maintain or continue desired labeling, promotional claims or commercial positioning for approved products; potential legal, intellectual property or regulatory constraints affecting commercialization and marketing claims; patient and prescriber acceptance of MYQORZO as compared to alternative therapies; the availability and terms of reimbursement from commercial and government payers; manufacturing, supply and distribution risks; competition; and the availability of sufficient capital to execute Cytokinetics’ business plans. These forward-looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission (the “SEC”). Cytokinetics has filed a registration statement (including a base prospectus) on Form S-3 (File No. 333- 283576) and will file a preliminary prospectus supplement with the SEC for the offering to which this presentation relates. Before you invest, you should read the base prospectus in that registration statement, the preliminary prospectus supplement related to the offering (when available) and other documents Cytokinetics has filed with the SEC for more complete information about Cytokinetics and this offering. You may obtain these documents for free by visiting the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus relating to the proposed offering may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, or by email at prospectus@morganstanley.com; Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, by telephone at (866) 471-2526 or by email at Prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com; or Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, NY 10022, by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Disclaimer: The assumptions used in the preparation of this presentation, although considered reasonable by us at the time of preparation, may prove to be incorrect. You are cautioned that the information is based on assumptions as to many factors and that actual results may vary from the results projected, and such variations may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained herein or rely on them as predictions of future events. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Certain information contained in this presentation relates to or is based on studies, publications and other data obtained from third-party sources, as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. 2

Our Mission To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. 3

Now Available FDA-approved for the treatment of adults with symptomatic oHCM to improve functional capacity and symptoms FDA: U.S. Food & Drug Administration; oHCM: obstructive hypertrophic cardiomyopathy Please see full Prescribing Information, including Boxed WARNING and Medication Guide 4 4

A Commitment to Muscle-Directed Medicines Drug Therapeutic Area Approved & (Clinical Trial) Research Pre-Clinical Phase 1 Phase 2 Phase 3 Commercialized oHCM* Approved ® MYQORZO SEQUOIA-HCM in US, China & EU** oHCM (vs. metoprolol) Aficamten MAPLE-HCM Pediatric oHCM Aficamten CEDAR-HCM nHCM Aficamten ACACIA-HCM HFpEF Ulacamten AMBER-HFpEF Omecamtiv HFrEF Mecarbil COMET-HF Muscular Dystrophy, CK-089 other Research Muscle Biology Directed *MYQORZO is approved for the treatment of adults with symptomatic oHCM to improve functional capacity and symptoms. Please see full Prescribing Information, including Boxed WARNING and Medication Guide **MYQORZO is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM. Ulacamten, omecamtiv mecarbil and CK-089 are investigational agents and have not been approved for use by any regulatory agency. Their safety and efficacy has not been established. oHCM: obstructive hypertrophic cardiomyopathy; nHCM: non-obstructive hypertrophic cardiomyopathy; HFpEF: heart failure with preserved ejection fraction; HFrEF: heart failure with reserved ejection fraction 5

Positioned for Launch & Sustainable Growth

COMMERCIAL

MYQORZO™ (aficamten) 5·10·15·20mg tablets

Approved for the treatment of adults with symptomatic oHCM to improve functional capacity and symptoms in U.S., China & Europe

RESEARCH & DEVELOPMENT

Muscle-directed platform with multi-program pipeline

Specialty Cardiology Franchise

sNDA for *aficamten* based on MAPLE-HCM under review with FDA, PDUFA November 14, 2026*

Potential for *aficamten* in nHCM based on positive topline results from **ACACIA-HCM**

Expansion & breadth: **CEDAR-HCM** (pediatric oHCM) enrolling, **FOREST-HCM** (HCM OLE) ongoing

Building specialty cardiology pipeline:

Omecamtiv mecarbil: Ph3 confirmatory trial enrolling (**COMET-HF**)

Ulacamten: Ph2 trial enrolling (**AMBER-HFpEF**)

STRONG FINANCIAL POSITION

~$1.1B
cash, cash equivalents & investments (as of 3/31/26)

Access to further capital:

- Eligible to draw up to **$175M** from tranche 7 loan provided by Royalty Pharma
- Up to **$150M** funding of a pivotal trial of *ulacamten* by Royalty Pharma at its option

oHCM: obstructive hypertrophic cardiomyopathy; sNDA: Supplemental New Drug Application; FDA: Food and Drug Administration; PDUFA: Prescription Drug User Fee Act; nHCM: non-obstructive hypertrophic cardiomyopathy; OLE: open label extension
**The results of MAPLE-HCM showed that the mean change in pVO_2 from baseline to Week 24 for aficamten was +1.1 mL/kg/min and -1.2 mL/kg/min for metoprolol (least-squares mean (LSM) difference between groups of 2.3 mL/kg/min ($p<0.0001$)*
MYQORZO is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM.
Ulacamten, omecamtiv mecarbil and CK-089 are investigational agents and have not been approved for use by any regulatory agency. Their safety and efficacy has not been established.

Cytokinetics®
6

INNOVATION Advance 2 approved products across 3 indications and 10 NMEs in our pipeline IGNITION Achieve broad access and rapid use of our medicines in >15 countries throughout North America and Europe IMPACT Reach >100,000 patients globally with our medicines INSPIRATION Foster a patient-centric culture with emphasis on equitable access INGENUITY Extend leadership in muscle biology deploying multiple therapeutic modalities The company’s Vision 2030 statements are a statement of goals and there can be no assurance that the goal indicated will be achieved or, if achieved, will be achieved on this timeline. 7

Potential for Multiple Specialty Cardiology Launches Potential Drug 2024 2025 2026 2027 2028 2029 2030+ Indication Candidate oHCM MYQORZO oHCM Mono (aficamten) (MAPLE-HCM) nHCM (ACACIA-HCM) Omecamtiv HFrEF Mecarbil Ulacamten HFpEF Estimated date of potential future launch of each candidate for the respective indication. The estimated launch date requires positive clinical data and regulatory approval within projected timelines. MYQORZO (aficamten) is only approved in the U.S. and China for oHCM. Ulacamten and omecamtiv mecarbil are investigational drug candidates and are not approved as safe or effective for any indication. 8

MYQORZO (aficamten) Clinical Evidence in oHCM Prescribing Information Medication Guide 9

MYQORZO Inhibits Cardiac Myosin Motor Activity oHCM causes cardiac MYQORZO binds to and hypercontractility, inhibits cardiac myosin, impaired cardiac relaxation & reducing cardiac contractility increased energy consumption & LVOT obstruction MYQORZO Actin Active myosin head Deactivated myosin head oHCM: obstructive hypertrophic cardiomyopathy; LVOT: left ventricular outflow tract Please see full Prescribing Information, including Boxed WARNING and Medication Guide 1 0

SEQUOIA-HCM: Pivotal Phase 3 Trial in oHCM

Significant improvement in exercise capacity and symptoms compared to placebo

The NEW ENGLAND JOURNAL of MEDICINE

Absolute Change from Baseline to Week 24



MYQORZO™
Placebo
21
20
19
18
pVO2 (mL/kg/min)
ΔpVO2 = 1.8 ml/kg/min
ΔpVO2 = 0.0 ml/kg/min
Baseline
Week 24

pVO_2 peak oxygen uptake; LS: least squares; SE: standard error; LVOT-G: left ventricular outflow tract gradient; KCCQ-OSS: Kansas City Cardiomyopathy Questionnaire Overall Summary Score; SAQ7-SS: Seattle Angina Questionnaire Summary Score, NYHA: New York Heart Association; NT-pro-BNP: N-terminal prohormone of brain natriuretic peptide: hs-cTnI: high-sensitivity cardiac troponin I; LV: left ventricular

Sources:
1. Maron M. Aficamten for Symptomatic Obstructive Hypertrophic Cardiomyopathy. N Engl J Med 2024 May 30;390(20):1849-1861
2. Sherrod C, et al. Effect of Aficamten on Health Status Outcomes in Obstructive Hypertrophic Cardiomyopathy: Results from SEQUOIA-HCM. JACC. 2024.
3. Coats CJ, et al. Cardiac Biomarkers and Effects of Aficamten in Obstructive Hypertrophic Cardiomyopathy: The SEQUOIA-HCM Trial. Eur Heart J. 2024
4. Hegde S, et al. Impact of Aficamten on Echocardiographic Cardiac Structure and Function in Symptomatic Obstructive Hypertrophic Cardiomyopathy. JACC. 2024.

Please see full Prescribing Information, including Boxed WARNING and Medication Guide

Treatment with MYQORZO for 24 weeks also significantly improved:

Gradients

-50 mmHg placebo-corrected change in post-Valsalva LVOT-G ($p<0.0001$)[1]

Symptoms

+7.9 points in KCCQ-OSS ($p<0.0001$)[2]
+7.8 points in SAQ7-SS ($p<0.0001$)[2]
34% of patients had ≥1 class improvement in NYHA Class ($p<0.0001$)[1]

Disease Status

78 fewer days eligible for septal reduction therapy ($p<0.0001$)[1]

Biomarkers

80% reduction in NT-proBNP ($p<0.001$)[1]
43% reduction in hs-cTnI ($p<0.001$)[3]

Structure, Function & Remodeling

Improvements in maximal wall thickness, septal wall thickness, inferolateral wall thickness, LV mass index, LV end systolic volume index, left atrial volume index, lateral e' velocity, lateral E/e' (all $p<0.01$)[4]

Cytokinetics

11

SEQUOIA-HCM: Safety Data MYQORZO Placebo Event, n (%) (n=142) (n=140) Overall AEs 105 (73.9) 99 (70.7) Headache 11 (7.7) 10 (7.1) Hypertension 11 (7.7) 3 (2.1) Palpitations 10 (7.0) 4 (2.9) AEs with ≥5% incidence Upper respiratory infection 9 (6.3) 12 (8.6) COVID-19 8 (5.6) 9 (6.4) Dyspnea 8 (5.6) 8 (5.7) There were no serious adverse cardiovascular SAEs 8 (5.6) 13 (9.3) events associated with Cardiac AEs 24 (16.9) 21 (15.0) MYQORZO treatment in Discontinuations 5 (3.5) 4 (2.9) SEQUOIA-HCM New-onset atrial fibrillation (AF) 1 (0.7) 1 (0.7) Appropriate ICD shock 0 1 (0.7) a LVEF <50% by core laboratory 5 (3.5) 1 (0.7) Dose reduction based on 7 (4.9) 1 (0.7) site-read LVEF <50% a 1 placebo- and 1 MYQORZO-treated patient overlap with dose reduction based on site-read LVEF <50%. AE, adverse event; SAE, serious adverse event; ICD: implantable cardioverter defibrillator; LVEF: left ventricular ejection fraction Coats CJ. Dosing and Safety Profile of Aficamten in Symptomatic Obstructive Hypertrophic Cardiomyopathy. J Am Heart Assoc 2024 1 2

MAPLE-HCM: Phase 3 Monotherapy Trial in oHCM

Aficamten **superior to standard-of-care beta blocker metoprolol**

The NEW ENGLAND JOURNAL of MEDICINE

Mean Change from Baseline to Week 24 in pVO_2



Mean (95% CI) pVO2 (mL/kg/min)
22
21
20
19
18
17
Baseline
Week 24
ΔpVO2 = 1.1 mL/kg/min
ΔpVO2 = −1.2 mL/kg/min
Aficamten
Metoprolol

LSM difference (SE) vs. *metoprolol*
2.3 (0.39) mL/kg/min, *P*<0.0001

Relative to *metoprolol*, *aficamten* also improved:

Gradients

LSM difference of **-30 mmHg** in resting LVOT-G (p<0.0001)[1]
LSM difference of **-35 mmHg** in post-Valsalva LVOT-G (p<0.0001)[1]

Symptoms

LSM difference of **+6.9 points** in KCCQ-CSS (p<0.0001)[1]
51% of patients improved ≥1 NYHA FC (vs. 26% on *metoprolol)* (p<0.001)[1]

Biomarkers

-81% in NT-proBNP (-73% for *aficamten* vs. +42% for metoprolol) (p<0.001)[2]
-28% in hs-cTnI (-43% for *aficamten* vs. -17% for metoprolol) (p<0.001)[2]

Structure, Function & Remodeling

LSM difference of **-7.0 mL/m²** in left atrial volume index (p<0.0001)[1]

CI: Confidence interval; pVO_2 peak oxygen uptake; LSM: least squares mean; KCCQ-CSS: Kansas City Cardiomyopathy Questionnaire Clinical Summary Score; NYHA FC: New York Heart Association Functional Class; NT-pro-BNP: N-terminal prohormone of brain natriuretic peptide: hs-cTnI: high-sensitivity cardiac troponin I

1. Garcia-Pavia, P, et al. Aficamten or Metoprolol Monotherapy for Obstructive Hypertrophic Cardiomyopathy. N Engl J Med. 2025
2. Lakdawala, NK et al. The Effect of Aficamten vs. Metoprolol on Cardiac Biomarkers in Obstructive Hypertrophic Cardiomyopathy. AHA 2025.

MYQORZO™ (aficamten) is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM.

Cytokinetics
13

MAPLE-HCM: Safety

	Aficamten (n=88)	*Metoprolol* (n=87)
Patients with any SAE	7 (8.0)	6 (6.9)
Patients with any AE that led to early treatment withdrawal of *aficamten* or *metoprolol*[a]	1 (1.1)	3 (3.4)
Patients with AE that led to temporary interruption of *aficamten* or *metoprolol*	1 (1.1)	1 (1.1)
Patients with dose reduction due to adverse events	1 (1.1)[b]	4 (4.6)[c]
Patients with ≥1 dose down-titration	4 (4.5)[d]	26 (29.9)[e]
Mean (SD) change in LVEF at Week 24 vs baseline	−5.3% (4.7)	−0.50% (3.7)
LVEF <50% by core lab	1 (1.1)[f]	0

Values are n (%).
[a] In the *aficamten* group, 1 patient had sudden death after a brief viral illness. In the *metoprolol* group, AEs leading to early treatment discontinuation are ischemic stroke, hypotension, and fractured humerus due to fall (n=1 each).
[b] In the *aficamten* group, 1 patient had a dose reduction due to an AE of dizziness.
[c] In the *metoprolol* group, 4 patients had dose reduction due to AEs of lightheadedness (n=2), bradycardia (n=1), and fatigue (metoprolol, n=1).
[d] In the *aficamten* group, 3 patients had 4 down-titration events based on site-read LVEF <50% (n=3) and due to an AE (n=1).
[e] In the metoprolol group, 26 patients had 31 down-titration events based on SBP <90 mmHg (n=5), HR <50 bpm (n=17), and AE (n=4).
[f] No associated AE with this LVEF <50%.

Garcia-Pavia, P. et al. Aficamten vs Metoprolol as Monotherapy for Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC 2025.
MYQORZO™ (aficamten) is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM.

Cytokinetics
14

Aficamten nHCM Prescribing Information Medication Guide 1 5

ACACIA-HCM: Pivotal Phase 3 Trial in nHCM

- Trial enrolled over **516 symptomatic nHCM patients**
- Dual primary endpoint: **change in KCCQ Clinical Summary Score and peak VO2** from baseline to Week 36
- **5-20 mg doses**; 6-week titration period
- Secondary endpoints:
  - Change in Ve/VCO2
  - Left atrial volume index (LAVI)
  - NT-proBNP
  - Proportion of patients with ≥1 class improvement in NYHA from baseline to Week 36
  - Time to first cardiovascular event



Patients with:
Symptomatic (NYHA Class II/III) nHCM,
KCCQ-CSS ≥ 30 and ≤ 85
LVEF ≥ 60%
NT-proBNP ≥ 300 ng/mL
Screening
Randomization (1:1) N = 420
Review by medical monitor team
Aficamten
Placebo
End of Study (EOS)
Week 36 Primary Analysis KCCQ & pVO2 plus Secondary
Week 72 End of Treatment (EOT)
Part 1[a]
Part 2[b]
Study Visits
Titration
EOT
EOS[d]
Screen
D1
W2
W4
W6
W8
W12
W24
W36
W48
W60
W72
W76
Echocardiogram[c]
CPET
KCCQ
NYHA
Dose Titration
Biomarkers

[a] Part 1: All participants followed until week 36
[b] Part 2: Participants completing Week 36 continue until either Week 72 (followed by EOS at Week 76) OR the last randomized participant in Part 1 completes Week 36.
[c] Site-read focused echocardiogram for titration visit (sole criterion). *Aficamten* dose range 5-20 mg.
[d] 4-week follow up after last dose

MYQORZO™ is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM.

Cytokinetics

16

ACACIA-HCM: Phase 3 Trial of *Aficamten* in nHCM

ACACIA HCM

Full results to be presented at upcoming medical meeting

Primary Endpoints	Change from Baseline to Week 36 LSM (95% CI)		*Aficamten* vs Placebo LSM (95% CI)	p-value
	Aficamten	Placebo		
KCCQ-CSS	11.4 (9.6 – 13.2)	8.4 (6.6 – 10.2)	**3.0 (0.5 - 5.5)**	0.021
pVO_2 (ml/kg/min)	0.64 (0.32 – 0.95)	-0.03 (-0.35 – 0.28)	**0.67 (0.22 - 1.1)**	0.003

Statistically significant ($p<0.001$) improvements observed in key secondary endpoints:

1. Proportion of participants with improvements in NYHA Functional Class
2. Composite z-score of ventilatory efficiency and pVO_2
3. N-terminal pro-B-type natriuretic peptide (NT-proBNP)

No new safety signals identified

% participants completing planned dosing:
Similar between groups
(88.4% on *aficamten* vs. 90.3% on placebo)

LVEF <50%:
27 (10%) on *aficamten* vs. 2 (1%) on placebo;

2 participants on *aficamten* had a serious adverse event of HF associated with LVEF <50%

Treatment Interruptions
Treatment interruptions due to LVEF <40% occurred in 3% of patients on *aficamten*

nHCM: non-obstructive hypertrophic cardiomyopathy; pVO_2: peak oxygen uptake; LSM: least squares mean; CI: confidence interval; KCCQ-CSS: Kansas City Cardiomyopathy Questionnaire Clinical Summary Score; NYHA: New York Heart Association; CV: cardiovascular; HF: heart failure; LVEF: left ventricular ejection fraction; AE: adverse event

MYQORZO is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM.

Cytokinetics

17

ACACIA-HCM: Phase 3 Trial of Aficamten in nHCM Robust & consistent improvements throughout treatment period LS Mean Change from Baseline in KCCQ-CSS Change from Baseline to Week 36 in pVO 2 Washout 1.0 Titration 0.5 Primary endpoint 0.0 LSM Difference Primary endpoint 0.67 mL/kg/min LSM Difference (p = 0.003) 3.0 (p = 0.021) -0.5 * Placebo Aficamten * EoT visit includes participants who completed Weeks treatment at any time point beyond week 36 Treatment Group nHCM: non-obstructive hypertrophic cardiomyopathy; LS: least squares; KCCQ-CSS: Kansas City Cardiomyopathy Questionnaire Clinical Summary Score; LSM: least squares mean; EOT: End of Treatment; EOS: End of Study; pVO : peak oxygen uptake 2 MYQORZO is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM. 1 8 Mean Change from Baseline in KCCQ-CSS Mean Change from Baseline to Week 36 (ml/kg/min)

MYQORZO (aficamten) Commercial Launch Prescribing Information Medication Guide 1 9

Opportunity for CMIs to Treat Symptomatic oHCM Patients

Evolving Understanding of Prevalence Rates for HCM Subtypes: oHCM and nHCM


nHCM
oHCM

- ✓ HCM estimated prevalence ~0.3% in the general population ~850K (approximately 1 in 350 individuals)[1]
- ✓ Two HCM subtypes: obstructive HCM (oHCM) and nonobstructive HCM (nHCM)[2]
  - oHCM has historically represented ~65% of cases
  - nHCM diagnosis has been increasing
  - **roughly 50-50 split between HCM subtypes[3]**
- ✓ >100K oHCM patients are eligible for CMI treatment [4,5]

HCM: hypertrophic cardiomyopathy; oHCM: obstructive hypertrophic cardiomyopathy; nHCM: non-obstructive hypertrophic cardiomyopathy; CMI: cardiac myosin inhibitor

1. *Semsarian C, et al. J Am Coll Cardiol. 2015;65(12):1249-1254. Cardiovascular Research Group: CVrg Market Strategies: Heart Failure, p 48, Q4 2022; Maron BJ: et al:: Prevalence of Hypertrophic Cardiomyopathy In A General Population of Young Adults, Circulation 1995;92;785-789*
2. *Zaiser E, et al. J Patient Rep Outcomes. 2020;4(102).*
3. *Butzner M, et al. Epidemiology of Hypertrophic Cardiomyopathy in the United States From 2016 to 2023. JACC Adv. 2026. 2026;5(2):102552. doi:10.1016/j.jacadv.2025.102552*
4. *Lu DY, et al. J Am Heart Assoc. 2018;7.*
5. *DoF: SHA; Symphony PTD (Patient Transaction Data): Includes patients diagnosed since 2016 and having any HC transaction in the claims data universe in the year June 2022-May 2023)*

Cytokinetics
20

Key Launch Drivers to Achieve High Share & Grow Category

Clinical

Rapid & sustained
symptom improvement and reduction in obstruction

Flexibility to rapidly titrate
as early as 2 weeks, with flexible monitoring schedule

No treatment interruptions
or worsening HF events observed in patients with LVEF <50% in SEQUOIA-HCM

REMS

Flexibility to rapidly titrate as early as 2 weeks

- ✓ Dose may be titrated after each echocardiogram
- ✓ Echocardiogram assessment within 2 to 8 weeks
- ✓ No monthly DDI screens required with the pharmacy

Monitor every 6 months

- ✓ Echocardiogram every 6 mo. for patients with LVEF ≥55%
  - ✓ Every 3 mo. if LVEF is <55 & ≥50%
- ✓ No monthly DDI screens required with the pharmacy

Patient Support Services

1. **Provide a *compliant* single point of contact model that is *flexible and scalable***
2. **Deliver a *consistent but tailored user experience* based on patient & provider preferences**
3. **Enable *streamlined & seamless* engagement with Cytokinetics systems & programs**
4. **Build *empathetic connections* with patients and providers**

HF: heart failure; LVEF: left ventricular ejection fraction; REMS: Risk Evaluation and Mitigation Strategies; DDI: drug-drug interaction

Cytokinetics
21

Initial Focus on High Volume CMI Prescribers

HCPs for Personal and Non-Personal Engagement


~21K
~8K
~2K
~700

Other CMI non-users
Non-personal promotion

CMI nonusers who treat HCM
Personal promotion

Low volume CMI prescribers
~20% of CMI TRx
Personal promotion

~40% detailed in Q1 '26

High volume CMI prescribers
~80% of CMI TRx
Personal promotion

>90% detailed in Q1 '26

- ✓ At launch, we have a **greater emphasis on the top CMI prescribers to build share and depth of prescribing**
- ✓ By end of 2026 we aim to achieve **>50% new-to-brand prescription share**

CMI: cardiac myosin inhibitor; HCP: healthcare provider; HCM: hypertrophic cardiomyopathy; TRx: total prescriptions
Source: Symphony Health Payer Prescriber Data (CAMZYOS Rx - Apr'22 – Dec'25) / Internal Data on CAS team engagement / Veeva - Call activity data
Please see full Prescribing Information, including Boxed WARNING and Medication Guide

Cytokinetics

22

Measuring Launch Progress: 3 Key Metrics Breadth and depth of HCP Volume of patients ® prescribing of MYQORZO prescribed MYQORZO Volume of MYQORZO Number of HCPs Number of patients prescriptions prescribing MYQORZO prescribed MYQORZO each HCP writes HCP: healthcare provider Based on internal revenue forecast informed by demand studies Please see full Prescribing Information, including Boxed WARNING and Medication Guide 2 3

Key Metrics: Breadth & Depth of HCP Prescribing

Breadth of HCP Prescribing

As of 3/31/26 **>275** → *As of 4/30/26* **>425**

HCPs prescribing MYQORZO

As of 3/31/26

~50%

high-volume CMI writers

Q1 Depth of HCP Prescribing

As of 3/31/26

2.4

Average prescriptions written per HCP

2.6

Average prescriptions written per high volume CMI writer

Potential Leading Indicator of Future Prescribing

As of 3/31/26

1,400+

REMS-certified HCPs

Q1 Exit Share (estimated)

As of 3/31/26

>30%

New-to-Brand share

Analysis based on projected third party syndicated data

HCP: healthcare provider; CMI: cardiac myosin inhibitor; KOL: Key Opinion Leader, REMS: Risk Evaluation and Mitigation Strategies
Source: MYQORZO internal patient prescription data) through Apr'30 (Specialty pharmacies and Integrated Delivery Networks (IDNs)/REMs Data from PPD
Please see full Prescribing Information, including Boxed WARNING and Medication Guide

Cytokinetics

24

Key Metrics: Volume of Patients Volume of Patients Paid Drug in Q1 >70% As of 3/31/26 As of 4/30/26 Patients on therapy with a paid prescription* 680 1,100 Patients Prescribed MYQORZO <2 weeks Average time to convert to paid prescription Source: MYQORZO internal patient prescription data through Apr’30 (Specialty pharmacies and Integrated Delivery Networks (IDNs)) *Paid prescriptions calculated using dispensed Rxs Please see full Prescribing Information, including Boxed WARNING and Medication Guide 2 5

Market Access Strategy Grow CMI class & compete via clinical differentiation Securing Market Access ® MYQORZO Q1 Payor Mix Ongoing payor engagement Q1 2026 Secured comparable access for nearly 90% of Medicare lives, Q2 2026 Commercial expect parity by end of Q2 2026 34% Medicare* Expect to reach 50% of 59% Q3 2026 commercial lives covered Medicaid by early Q3 2026 6% Other 1% Expect to achieve parity commercial access Q4 2026 by Q4 2026 CMI: cardiac myosin inhibitor *Government = 66% Source: Managed Markets Insights & Technology, LLC (MMIT); MMIT Analytics Platform Please see full Prescribing Information, including Boxed WARNING and Medication Guide 2 6

Advancing Global Availability in 2026 Pending Regulatory Clinical Trials Ongoing United States Approval Approved by FDA for adults with symptomatic oHCM to improve functional capacity and symptoms LAUNCHED JAN 2026 Canada New Drug Submission Japan under review; expect China Phase 3 clinical to receive decision in trials ongoing in Approved by NMPA for adults with NYHA 2H 2026 class II-III oHCM to improve exercise oHCM & nHCM capacity and symptoms Switzerland MAA submitted LAUNCHED JAN 2026 Q1 2026 European Union Approved by the European Commission for symptomatic (NYHA class II-III) oHCM in adult patients LAUNCH EXPECTED IN GERMANY Q2 2026 FDA: U.S. Food & Drug Administration; oHCM: obstructive hypertrophic cardiomyopathy; NMPA: National Medical Products Administration; NYHA: New York Heart Association; MAA: Marketing Authorization Application; EMA: European Medicines Agency; CHMP: Committee for Medicinal Products for Human Use; nHCM: non-obstructive hypertrophic cardiomyopathy MYQORZO is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM. 2 7

OmecamtivMecarbil 2 8

GALACTIC-HF: Clinical Trial Overview Phase 3 clinical trial Event-driven clinical trial; 8,256 patients randomized in 35 countries at 944 clinical trial sites Chronic HFrEF Patients Currently hospitalized for Omecamtiv mecarbil + Standard HF Therapy primary reason of HF (25% of enrollment) History of hospitalization or ER/ED admission for a Placebo + Standard HF Therapy primary reason of HF within 1 year (75% of enrollment) Study Visits D1 W2 W4 W6 W8 W12 W24 W36 W48 Q16W HFrEF: heart failure with reduced ejection fraction; HF: heart failure; ER/ED: emergency room/emergency department Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 2 9 Screening Randomization 1:1 End of Study

Primary Composite Endpoint 50 Placebo HR = 0.92 45 (95% CI, 0.86–0.99) Omecamtiv 40 P = 0.025 mecarbil 35 CV Death 30 HR = 1.01 (95% CI, 0.92–1.11) 25 P = 0.86 20 Omecamtiv 15 mecarbil 10 5 0 0 6 12 18 24 30 36 Months (30 days) since randomization Patients at risk, n Placebo 4112 3310 2889 2102 1349 647 141 OM 4120 3391 2953 2158 1430 700 164 Time to first HF event or CV death HR: hazard ratio; CI: confidence interval; CV: cardiovascular; OM: omecamtiv mecarbil Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 3 0 Cumulative incidence, %

Benefit Observed to Increase as Baseline LVEF Decreased Incidence of Primary Composite Endpoint Relative Treatment Effect on Primary Endpoint 60 1.2 50 Placebo 40 Treatment 1.0 Effect 30 0.8 Omecamtiv mecarbil 20 0.6 4,456 patients 3,776 patients 10 10 15 20 25 30 35 10 15 20 25 30 35 Ejection fraction (%) Ejection fraction (%) Baseline ≤ median (28%) 0.84 (0.77, 0.92) Pre- LVEF > median (28%) 1.04 (0.94, 1.16) specified Subgroup Interaction P-value = 0.004 LVEF: left ventricular ejection fraction Teerlink JR., Diaz R., Felker GM., et al. Effect of Ejection Fraction on Clinical Outcomes in Patients treated with Omecamtiv Mecarbil in GALACTIC-HF. JACC. 2021 Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 3 1 Incidence Rate (per 100 py) Treatment Effect (Ratio)

Phase 3 Confirmatory Clinical Trial Design

Currently enrolling

COMET-HF

COMET-HF: Confirmation of *Omecamtiv Mecarbil* Efficacy Trial in Heart Failure

- Primary endpoint: **time to CV death, HF events, transplant/LVAD, or stroke**
- **Enriching population for adherence** with OM run-in period
- **Pragmatic design elements:**
  - Remote clinic visits
  - Limited safety labs & ECGs
  - Streamlined eligibility and study conduct
  - Streamlined AE reporting


LVEF < 30% within 6 mo
NT-proBNP ≥ 1000 pg/mL
On loop diuretic
HF event within 12 mo
Screening
2-week run-in period
2-week washout period
Omecamtiv Mecarbil + Standard of Care
Direct randomization to target dose based on PK during run-in
(n ~ 900)
Placebo + Standard of Care
(n ~ 900)
End of Study
Screening
W -4
W -2
D1
W2
W4
W12
W24
W36
W48
W60
W72
W84
W96
Q12W
EOS
In-person Visit
Remote Visit
OM Concentration
Dose Adjustment
NT-proBNP
KCCQ
alternating

CV: cardiovascular; HF: heart failure; LVAD: left ventricular assist device; OM: omecamtiv mecarbil; ECG: electrocardiogram; AE: adverse event; LVEF: left ventricular ejection fraction; NT-proBNP: N-terminal pro-B-type natriuretic peptide; PK: pharmacokinetics; KCCQ: Kansas City Cardiomyopathy Questionnaire

Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.

Cytokinetics
32

Ulacamten 3 3

Phase 2 Study Schema Currently enrolling AMBER-HFpEF: Assessment of CK-586 in a Multi-Center, Blinded Evaluation of Safety & Tolerability Results in HFpEF 6 WEEKS 6 WEEKS 2 weeks 1 Enrolling HFpEF SoC + Placebo Cohort 1 Washout patients with: n=12 SoC + 150 mg ulacamten SoC + 300 mg ulacamten • LVEF ≥ 60% 3 1 • Structural SoC + Placebo abnormality Cohort 2 Washout n=24 SoC + 300 mg ulacamten SoC + 450 mg ulacamten • BMI < 40 3 • NYHA FC II or III 1 SoC + Placebo • NT-proBNP ≥ 300 Cohort 3 Washout n=24 (or ≥ 900 in AF) SoC + 450 mg ulacamten SoC + 600 mg ulacamten 3 HFpEF: heart failure with preserved ejection fraction; LVEF: left ventricular ejection fraction; BMI: body mass index; NYHA FC: New York Heart Association Functional Class; AF: atrial fibrillation; SoC: standard of care Ulacamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 3 4

Financials & Milestones 3 5

2026 Expected Milestones Omecamtiv Mecarbil Ulacamten Meet with regulatory authorities to discuss results from ACACIA-HCM & plans for submitting sNDA Launch MYQORZO in Germany in Q2 2026 Complete enrollment in sNDA for MAPLE-HCM PDUFA date Continue enrollment in Cohort 1 of November 14, 2026 COMET-HF AMBER-HFpEF through 2026 in 2H 2026 Complete enrollment in the adolescent cohort of CEDAR-HCM in Q4 2026 Potential Health Canada decision on New Drug Submission in 2H 2026 sNDA: Supplemental New Drug Application; oHCM: obstructive hypertrophic cardiomyopathy; PDUFA: Prescription Drug User Fee Act; HF: heart failure; HFpEF: heart failure with preserved ejection fraction MYQORZO is only approved in the U.S., China and the EU for the treatment of adults with symptomatic oHCM. Ulacamten, omecamtiv mecarbil and CK-089 are investigational agents and have not been approved for use by any regulatory agency. Their safety and efficacy has not been established. Timing of regulatory approvals is subject to regulatory review and may differ materially. 3 6

THANK YOU 3 7